UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2014

Semiannual Report

to Shareholders

DWS Ultra-Short Duration Fund

Contents
3 Letter to Shareholders
4 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
10 Investment Portfolio
36 Statement of Assets and Liabilities
38 Statement of Operations
39 Statement of Changes in Net Assets
40 Financial Highlights
45 Notes to Financial Statements
60 Information About Your Fund's Expenses
62 Advisory Agreement Board Considerations and Fee Evaluation
67 Account Management Resources
69 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary April 30, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	1.14%	1.48%	3.50%	2.44%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.65%	–1.31%	2.93%	2.16%
Barclays Corporate 1-Year Duration Index†	0.44%	0.85%	1.91%	2.67%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.97%	3.86%	2.34%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–0.83%	3.28%	2.05%
Barclays Corporate 1-Year Duration Index†		0.74%	2.17%	2.63%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	0.81%	0.70%	2.73%	1.69%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.19%	–2.27%	2.55%	1.69%
Barclays Corporate 1-Year Duration Index†	0.44%	0.85%	1.91%	2.67%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.08%	3.04%	1.59%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–1.91%	2.86%	1.59%
Barclays Corporate 1-Year Duration Index†		0.74%	2.17%	2.63%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	0.75%	0.80%	2.74%	1.71%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.25%	0.80%	2.74%	1.71%
Barclays Corporate 1-Year Duration Index†	0.44%	0.85%	1.91%	2.67%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.28%	3.08%	1.61%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		1.28%	3.08%	1.61%
Barclays Corporate 1-Year Duration Index†		0.74%	2.17%	2.63%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	1.22%	1.76%	3.77%	2.59%
Barclays Corporate 1-Year Duration Index†	0.44%	0.85%	1.91%	2.67%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		2.26%	4.11%	2.50%
Barclays Corporate 1-Year Duration Index†		0.74%	2.17%	2.63%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	1.37%	1.81%	3.78%	2.64%
Barclays Corporate 1-Year Duration Index†	0.44%	0.85%	1.91%	2.67%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		2.19%	4.12%	2.53%
Barclays Corporate 1-Year Duration Index†		0.74%	2.17%	2.63%

Prior to April 15, 2011 this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 0.95%, 1.85%, 1.72%, 0.79% and 0.73% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB– or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/14	$9.02	$9.04	$9.02	$9.03	$9.04
10/31/13	$9.02	$9.03	$9.02	$9.03	$9.03
Distribution Information as of 4/30/14
Income Dividends, Six Months	$.10	$.06	$.07	$.11	$.11
April Income Dividend	$.0156	$.0091	$.0100	$.0165	$.0174
SEC 30-day Yield‡‡	1.92%	1.10%	1.21%	2.10%	2.21%
Current Annualized Distribution Rate‡‡	2.08%	1.21%	1.33%	2.19%	2.31%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2014 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 54.9%
Consumer Discretionary 5.1%
21st Century Fox America, Inc., 7.6%, 10/11/2015		500,000	544,069
Avis Budget Car Rental LLC, 4.875%, 11/15/2017		130,000	136,012
Carnival Corp., 1.875%, 12/15/2017		1,690,000	1,695,961
Daimler Finance North America LLC, 144A, 2.375%, 8/1/2018		4,000,000	4,060,508
DIRECTV Holdings LLC:
1.75%, 1/15/2018 (b)		2,000,000	1,984,330
2.4%, 3/15/2017		500,000	513,069
DISH DBS Corp., 7.125%, 2/1/2016		1,400,000	1,529,500
Ford Motor Credit Co., LLC:
2.375%, 1/16/2018		3,000,000	3,043,008
3.984%, 6/15/2016		500,000	530,240
General Motors Financial Co., Inc., 2.75%, 5/15/2016		35,000	35,525
Hyundai Capital America, 144A, 2.875%, 8/9/2018		3,650,000	3,739,038
Jarden Corp., 7.5%, 5/1/2017		315,000	361,856
L Brands, Inc., 6.9%, 7/15/2017		495,000	563,062
Lennar Corp., 4.125%, 12/1/2018		120,000	121,200
Myriad International Holdings BV, 144A, 6.375%, 7/28/2017		2,500,000	2,765,625
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018		1,240,000	1,231,702
Numericable Group SA, 144A, 4.875%, 5/15/2019 (c)		640,000	646,400
RCI Banque SA:
144A, 3.5%, 4/3/2018		4,357,000	4,558,773
144A, 4.6%, 4/12/2016		560,000	595,013
Suburban Propane Partners LP, 7.5%, 10/1/2018		585,000	620,100
Time Warner Cable, Inc., 5.85%, 5/1/2017		2,500,000	2,832,125
Viacom, Inc., 2.5%, 9/1/2018		940,000	958,155
Wyndham Worldwide Corp., 2.95%, 3/1/2017		1,750,000	1,812,407
			34,877,678
Consumer Staples 1.8%
ConAgra Foods, Inc., 2.1%, 3/15/2018		475,000	475,685
Constellation Brands, Inc., 7.25%, 9/1/2016		120,000	135,000
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		2,500,000	2,806,250
Cott Beverages, Inc., 8.125%, 9/1/2018		90,000	95,175
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018 (b)		3,500,000	3,745,000
Marfrig Holding Europe BV, 144A, 8.375%, 5/9/2018 (b)		2,000,000	2,010,000
Raizen Energy Finance Ltd., 144A, 7.0%, 2/1/2017		1,500,000	1,646,250
Safeway, Inc., 3.4%, 12/1/2016		200,000	210,131
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	991,820
			12,115,311
Energy 5.5%
Afren PLC, 144A, 10.25%, 4/8/2019		1,265,000	1,432,613
Anadarko Petroleum Corp., 5.95%, 9/15/2016		250,000	278,626
DTEK Finance BV, 144A, 9.5%, 4/28/2015		322,000	289,864
El Paso LLC, 7.0%, 6/15/2017		100,000	112,734
KazMunayGas National Co. JSC, Series 2, 144A, 9.125%, 7/2/2018		2,000,000	2,390,000
Kinder Morgan Energy Partners LP:
2.65%, 2/1/2019		5,000,000	5,026,390
3.5%, 3/1/2016		300,000	313,238
Linn Energy LLC, 6.5%, 5/15/2019		160,000	166,000
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,000,000	1,000,000
Offshore Group Investment Ltd., 7.5%, 11/1/2019		225,000	234,000
ONEOK Partners LP, 3.2%, 9/15/2018		4,250,000	4,414,840
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		3,500,000	3,823,750
Petroleos de Venezuela SA:
Series 2015, 5.0%, 10/28/2015		1,500,000	1,348,125
144A, 8.5%, 11/2/2017		2,000,000	1,800,000
Petroleos Mexicanos, 3.5%, 7/18/2018		2,000,000	2,072,500
Plains Exploration & Production Co., 6.5%, 11/15/2020		2,500,000	2,759,375
QGOG Atlantic, 144A, 5.25%, 7/30/2018		2,043,600	2,115,126
Rosneft Finance SA, Series 6, 144A, 7.875%, 3/13/2018		3,000,000	3,232,500
Sibur Securities Ltd., 144A, 3.914%, 1/31/2018		3,000,000	2,632,500
Tesoro Corp., 4.25%, 10/1/2017		250,000	263,750
Transocean, Inc.:
2.5%, 10/15/2017		1,500,000	1,525,662
4.95%, 11/15/2015		300,000	318,307
Whiting Petroleum Corp., 6.5%, 10/1/2018		75,000	79,125
			37,629,025
Financials 24.0%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018		3,000,000	3,124,578
Alfa MTN Issuance Ltd., 8.0%, 3/18/2015		1,000,000	1,018,700
Ally Financial, Inc., 8.3%, 2/12/2015		1,400,000	1,475,250
American International Group, Inc., Series G, 5.85%, 1/16/2018		2,500,000	2,853,707
American Tower Corp.:
(REIT), 3.4%, 2/15/2019		2,410,000	2,485,006
(REIT), 4.625%, 4/1/2015		350,000	362,350
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		2,000,000	2,012,262
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015		1,335,000	1,344,593
Banco Bradesco SA, 144A, 4.5%, 1/12/2017 (b)		500,000	526,875
Banco do Brasil SA, 3.875%, 1/23/2017		3,000,000	3,101,250
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		2,500,000	2,531,250
Banco Nacional de Costa Rica, 144A, 4.875%, 11/1/2018		2,000,000	1,985,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	2,000,000	824,756
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018		3,000,000	3,026,895
Bank of America Corp.:
2.6%, 1/15/2019		3,000,000	3,015,720
5.75%, 12/1/2017		2,000,000	2,262,946
Bank of Baroda, 144A, 4.875%, 7/23/2019		4,000,000	4,132,516
Bank of India, 144A, 3.625%, 9/21/2018		2,000,000	1,981,940
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019 (b)		5,000,000	5,075,080
Barclays Bank PLC, 144A, 2.5%, 9/21/2015		560,000	575,360
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016 (b)		2,000,000	2,110,000
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		4,525,000	4,750,938
BNP Paribas SA:
2.375%, 9/14/2017		985,000	1,012,022
2.7%, 8/20/2018		4,000,000	4,096,172
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		3,000,000	2,984,400
BPCE SA, 1.625%, 2/10/2017		2,500,000	2,513,465
Caixa Economica Federal:
144A, 2.375%, 11/6/2017		2,000,000	1,912,500
144A, 4.5%, 10/3/2018		2,000,000	2,030,000
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019		2,960,000	2,959,870
CIT Group, Inc., 144A, 5.5%, 2/15/2019		360,000	387,900
Citigroup, Inc.:
2.5%, 9/26/2018 (b)		2,760,000	2,789,750
2.65%, 3/2/2015		225,000	228,835
6.375%, 8/12/2014		407,000	413,462
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018 (b)		1,865,000	1,857,997
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018 (b)		2,000,000	2,165,000
Credit Agricole SA, 144A, 2.125%, 4/17/2018		3,000,000	3,007,242
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		4,000,000	4,157,600
E*TRADE Financial Corp., 6.0%, 11/15/2017		830,000	870,463
General Electric Capital Corp., 5.0%, 5/15/2016		400,000	430,073
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017 (b)		2,000,000	2,120,000
HSBC U.S.A., Inc., 2.625%, 9/24/2018		1,090,000	1,121,208
ICICI Bank Ltd., 144A, 4.8%, 5/22/2019		2,400,000	2,489,071
ING Bank NV, 144A, 2.0%, 9/25/2015		1,750,000	1,778,740
IntercontinentalExchange Group, Inc., 2.5%, 10/15/2018 (b)		790,000	805,677
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		3,000,000	3,152,250
3.875%, 1/15/2019		1,500,000	1,559,651
Jefferies Group LLC, 5.125%, 4/13/2018		2,500,000	2,728,902
Lloyds Bank PLC, 2.3%, 11/27/2018		1,000,000	1,006,883
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	540,902
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		5,000,000	5,075,500
Morgan Stanley:
2.5%, 1/24/2019 (b)		4,000,000	4,003,352
5.45%, 1/9/2017		1,000,000	1,104,566
Murray Street Investment Trust I, 4.647%, 3/9/2017		2,500,000	2,707,132
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		280,000	293,798
Nomura Holdings, Inc.:
2.0%, 9/13/2016		2,220,000	2,249,282
5.0%, 3/4/2015		155,000	160,476
ProLogis LP, (REIT), 2.75%, 2/15/2019 (b)		1,970,000	1,997,734
Prudential Financial, Inc., 6.2%, 1/15/2015		230,000	239,101
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		3,000,000	2,946,006
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		5,000,000	5,026,985
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		250,000	253,416
Skandinaviska Enskilda Banken AB:
144A, 2.375%, 11/20/2018 (b)		1,020,000	1,026,854
144A, 2.375%, 3/25/2019		2,065,000	2,062,894
SLM Corp.:
3.875%, 9/10/2015		600,000	618,000
4.625%, 9/25/2017		2,000,000	2,100,000
Societe Generale SA, 2.625%, 10/1/2018		3,000,000	3,043,770
Sukuk Funding No. 3 Ltd., 4.348%, 12/3/2018		2,000,000	2,061,342
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		955,000	972,496
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017 (b)		3,000,000	3,010,923
Svenska Handelsbanken AB, 2.5%, 1/25/2019		2,500,000	2,537,852
Swedbank AB:
144A, 1.75%, 3/12/2018		1,875,000	1,861,331
144A, 2.375%, 2/27/2019		3,260,000	3,267,368
Tanner Servicios Financieros SA, 144A, 4.375%, 3/13/2018		2,000,000	2,003,024
The Charles Schwab Corp., 2.2%, 7/25/2018		1,020,000	1,033,721
The Goldman Sachs Group, Inc., 2.625%, 1/31/2019		2,500,000	2,504,862
Turkiye Is Bankasi, 144A, 3.875%, 11/7/2017		1,000,000	995,000
Turkiye Vakiflar Bankasi Tao:
144A, 3.75%, 4/15/2018		1,000,000	966,000
144A, 5.75%, 4/24/2017		1,000,000	1,047,300
UBS AG, 144A, 2.25%, 3/30/2017		665,000	684,510
Voya Financial, Inc., 2.9%, 2/15/2018		3,000,000	3,095,436
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018		2,000,000	2,017,694
			164,664,732
Health Care 1.8%
AbbVie, Inc., 1.75%, 11/6/2017		2,035,000	2,047,192
Actavis, Inc., 1.875%, 10/1/2017		4,450,000	4,488,381
Community Health Systems, Inc., 5.125%, 8/15/2018		775,000	814,719
Fresenius Medical Care U.S. Finance, Inc., 6.875%, 7/15/2017		250,000	282,500
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		1,130,000	1,147,916
Mallinckrodt International Finance SA, 3.5%, 4/15/2018		535,000	530,988
Mylan, Inc., 2.55%, 3/28/2019		2,230,000	2,237,062
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		575,000	622,437
			12,171,195
Industrials 2.4%
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014		385,000	386,177
BE Aerospace, Inc., 6.875%, 10/1/2020		385,000	420,613
Bombardier, Inc.:
144A, 4.25%, 1/15/2016		180,000	186,975
144A, 7.5%, 3/15/2018		385,000	438,900
Cemex Espana Luxembourg, 144A, 9.875%, 4/30/2019 (b)		3,000,000	3,432,000
CNH Industrial Capital LLC, 3.25%, 2/1/2017		265,000	270,300
DP World Sukuk Ltd., 144A, 6.25%, 7/2/2017		2,100,000	2,331,000
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		265,000	283,550
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		500,000	508,676
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018		3,940,000	4,009,423
Ryder System, Inc., 2.55%, 6/1/2019		2,555,000	2,565,685
Total System Services, Inc., 2.375%, 6/1/2018		1,120,000	1,109,856
TransDigm, Inc., 7.75%, 12/15/2018		400,000	426,000
United Rentals North America, Inc.:
5.75%, 7/15/2018		90,000	96,300
7.375%, 5/15/2020		150,000	166,125
			16,631,580
Information Technology 2.7%
Arrow Electronics, Inc., 3.0%, 3/1/2018		2,000,000	2,050,860
Fidelity National Information Services, Inc., 2.0%, 4/15/2018		1,203,000	1,186,744
Hewlett-Packard Co., 2.75%, 1/14/2019		5,000,000	5,081,430
Jabil Circuit, Inc., 7.75%, 7/15/2016		360,000	408,600
NXP BV, 144A, 3.5%, 9/15/2016		335,000	342,956
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018		750,000	776,250
STATS ChipPAC Ltd., 144A, 4.5%, 3/20/2018		2,250,000	2,278,125
Tencent Holdings Ltd.:
144A, 3.375%, 3/5/2018		2,600,000	2,651,953
144A, 3.375%, 5/2/2019		2,000,000	2,010,444
Unisys Corp., 6.25%, 8/15/2017		175,000	190,969
Xerox Corp., 6.75%, 2/1/2017		1,455,000	1,661,145
			18,639,476
Materials 4.6%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017 (b)		1,455,000	1,484,042
Ashland, Inc., 3.0%, 3/15/2016		275,000	280,500
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019		3,000,000	3,502,161
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,528,939
Clearwater Paper Corp., 7.125%, 11/1/2018		85,000	89,994
Evraz Group SA, 144A, 9.5%, 4/24/2018		2,500,000	2,437,500
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018		1,455,000	1,463,247
Glencore Funding LLC:
144A, 2.5%, 1/15/2019		1,810,000	1,770,556
144A, 3.125%, 4/29/2019		1,880,000	1,880,000
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,483,643
GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017		173,000	195,490
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019		3,000,000	3,341,592
Koppers, Inc., 7.875%, 12/1/2019		390,000	416,812
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		2,000,000	1,990,000
Metinvest BV, 144A, 10.25%, 5/20/2015		500,000	472,600
Novelis, Inc., 8.375%, 12/15/2017		340,000	362,950
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		2,870,000	2,887,447
Smurfit Kappa Acquisitions, 144A, 4.875%, 9/15/2018		200,000	211,000
Teck Resources Ltd., 3.0%, 3/1/2019		1,250,000	1,259,709
Vale Overseas Ltd., 5.625%, 9/15/2019		2,000,000	2,235,998
Xstrata Finance Canada Ltd., 144A, 2.7%, 10/25/2017		600,000	608,897
			31,903,077
Telecommunication Services 2.5%
CC Holdings GS V LLC, 2.381%, 12/15/2017		670,000	677,592
CenturyLink, Inc., Series N, 6.0%, 4/1/2017 (b)		700,000	773,500
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		360,000	366,571
Digicel Ltd., 144A, 8.25%, 9/1/2017		450,000	466,897
Frontier Communications Corp., 8.125%, 10/1/2018		705,000	820,444
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		295,000	311,905
Intelsat Jackson Holdings SA:
7.25%, 4/1/2019		205,000	219,606
8.5%, 11/1/2019		375,000	401,250
KT Corp., 144A, 1.75%, 4/22/2017		1,575,000	1,572,812
MetroPCS Wireless, Inc., 7.875%, 9/1/2018		115,000	121,613
Sprint Communications, Inc., 6.0%, 12/1/2016		1,000,000	1,095,000
Telecom Italia Capital SA, 6.175%, 6/18/2014		332,000	333,992
Telefonica Emisiones SAU:
3.192%, 4/27/2018		2,010,000	2,083,156
6.421%, 6/20/2016		300,000	332,638
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		1,188,000	1,253,340
Telesat Canada, 144A, 6.0%, 5/15/2017		640,000	661,600
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		590,000	629,825
Verizon Communications, Inc., 3.65%, 9/14/2018		3,920,000	4,185,114
Windstream Corp., 7.875%, 11/1/2017		785,000	901,769
Zayo Group LLC, 8.125%, 1/1/2020		25,000	27,438
			17,236,062
Utilities 4.5%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017		1,500,000	1,717,500
AES Corp., 7.75%, 10/15/2015		276,000	300,495
Ameren Corp., 8.875%, 5/15/2014		202,000	202,462
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		2,000,000	2,136,400
Empresa de Energia de Bogota SA ESP, 144A, 6.125%, 11/10/2021		4,000,000	4,275,000
Enel Finance International NV, 144A, 6.25%, 9/15/2017		3,510,000	3,988,097
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		5,000,000	5,032,675
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		2,000,000	2,102,500
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014		320,000	323,440
Korea Gas Corp., 144A, 2.25%, 7/25/2017		2,000,000	2,026,252
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015		1,500,000	1,542,063
Korea Western Power Co., Ltd., 144A, 3.125%, 5/10/2017		2,000,000	2,073,920
Majapahit Holding BV:
144A, 7.25%, 6/28/2017		2,000,000	2,257,500
144A, 7.75%, 10/17/2016		500,000	562,500
PG&E Corp., 2.4%, 3/1/2019		1,275,000	1,278,988
PPL Capital Funding, Inc., 1.9%, 6/1/2018		1,310,000	1,291,710
			31,111,502
Total Corporate Bonds (Cost $373,176,164)			376,979,638

Mortgage-Backed Securities Pass-Throughs 0.4%
Federal National Mortgage Association:
2.476%*, 9/1/2038		165,069	175,747
3.0%, with various maturities from 5/1/2027 until 6/1/2027		2,546,611	2,635,960
4.5%, 4/1/2023		85,230	91,243
Government National Mortgage Association:
6.5%, with various maturities from 10/20/2038 until 2/20/2039		69,859	77,733
7.0%, 6/20/2038		13,720	15,947
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,027,160)			2,996,630

Asset-Backed 5.4%
Automobile Receivables 0.5%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		1,000,000	1,031,217
"D", Series 2011-1, 4.26%, 2/8/2017		1,000,000	1,034,805
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		1,420,000	1,420,090
			3,486,112
Credit Card Receivables 0.4%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		2,688,899	2,702,075
Home Equity Loans 0.7%
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.304%*, 8/25/2036		2,866,783	2,711,323
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		234,844	231,385
JPMorgan Mortgage Acquisition Trust, "A2", Series 2007-CH4, 0.214%*, 12/25/2029		57,185	57,094
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.524%*, 9/25/2036		538,311	523,890
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.099%*, 2/25/2035		526,944	526,731
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052		198,916	198,348
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035		110,769	111,607
"AF1", Series 2006-4, 5.545%, 1/25/2037		61,723	35,025
"AF2", Series 2006-3, 5.58%, 11/25/2036		329,821	197,428
"AF1", Series 2007-2, 5.893%, 6/25/2037		351,740	196,623
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		77,590	77,621
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029		11,297	10,984
			4,878,059
Manufactured Housing Receivables 0.1%
Mid-State Trust, "A", Series 4, 8.33%, 4/1/2030		604,312	620,267
Miscellaneous 3.7%
ARES CLO Ltd., "A2", Series 2014-1A, 144A, 2.243%*, 4/17/2026		2,550,000	2,535,774
Carrington Mortgage Loan Trust, "A1", Series 2007-RFC1, 0.204%*, 12/25/2036		1,991,927	1,954,461
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		1,932,500	2,076,585
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.17%*, 4/18/2026		1,000,000	987,430
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.488%*, 5/1/2022		750,000	711,481
Magnetite VI Ltd., "A", Series 2012-6A, 144A, 1.733%*, 9/15/2023		402,000	402,226
Monty Parent, "A", Series 2013-LTR1, 144A, 3.47%, 10/20/2015		1,519,900	1,521,365
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.376%*, 7/17/2025		4,000,000	3,953,580
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.826%*, 7/17/2025		3,500,000	3,419,083
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.868%*, 4/15/2026		5,000,000	4,999,885
VOLT XXIV LLC, "A1", Series 2014-NPL3, 144A, 3.25%, 11/25/2053		2,994,685	2,999,363
			25,561,233
Total Asset-Backed (Cost $37,435,263)			37,247,746

Commercial Mortgage-Backed Securities 4.0%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.047%*, 7/10/2044		625,000	659,101
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, "E", Series 2012-CLRN, 144A, 3.352%*, 8/15/2029		1,000,000	1,003,550
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		710,000	724,995
"A4", Series 2005-PW10, 5.405%, 12/11/2040		1,000,000	1,046,730
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.453%*, 11/15/2030		2,500,000	2,523,287
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 144A, 3.008%*, 1/12/2030		1,000,000	1,003,023
Commercial Mortgage Trust:
"A2", Series 2007-GG9, 5.381%, 3/10/2039		655,403	666,722
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		243,552	250,952
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040		2,304,139	2,460,053
Credit Suisse First Boston Mortgage Securities Corp.:
"A4", Series 2005-C1, 5.014%, 2/15/2038		547,941	558,280
"H", Series 2003-C3, 144A, 5.161%, 5/15/2038		1,493,348	1,494,330
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.152%*, 3/15/2018		300,000	300,780
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039		50,444	50,462
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.053%*, 11/5/2030		1,730,000	1,732,726
"DFL", Series 2013-HLF, 144A, 2.903%*, 11/5/2030		1,050,000	1,051,985
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		700,000	734,956
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		657,500	691,624
"A4", Series 2006-CB14, 5.481%, 12/12/2044		581,021	614,039
"AM", Series 2006-CB16, 5.593%, 5/12/2045		500,000	544,388
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		498,749	517,381
"AM", Series 2005-C5, 5.017%, 9/15/2040		620,000	649,534
"E", Series 2000-C5, 7.29%, 12/15/2032		3,379,000	3,386,549
Morgan Stanley Capital I Trust, "A4B", Series 2005-IQ10, 5.284%*, 9/15/2042		620,000	652,927
Prudential Commercial Mortgage Trust, "E", Series 2003-PWR1,144A, 5.259%*, 2/11/2036		1,603,106	1,604,041
SMA Issuer I LLC, "A", Series 2012-LV1, 144A, 3.5%, 8/20/2025		96,840	96,840
Wachovia Bank Commercial Mortgage Trust:
"B", Series 2005-C17, 5.287%, 3/15/2042		2,000,000	2,057,834
"A4", Series 2005-C22, 5.457%*, 12/15/2044		620,000	654,680
Total Commercial Mortgage-Backed Securities (Cost $27,798,616)			27,731,769

Collateralized Mortgage Obligations 1.1%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		188,938	197,767
Countrywide Alternative Loan Trust, "A4", Series 2002-11, 6.5%, 10/25/2032		2,064	2,110
Countrywide Home Loan Mortgage Pass Through Trust, "5A1", Series 2005-HY10, 5.068%*, 2/20/2036		319,609	282,790
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.404%*, 8/28/2047		102,815	102,717
Fannie Mae Connecticut Avenue Securities, "M2", Series 2014-C01, 4.554%*, 1/25/2024		1,140,000	1,257,741
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.702%*, 2/25/2048		71,063	71,204
Federal Home Loan Mortgage Corp.:
"AI", Series 3953, Interest Only, 3.0%, 2/15/2025		1,294,023	81,789
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022		54,654	28
"CI", Series 3880, Interest Only, 3.5%, 1/15/2025		1,234,433	79,208
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018		1,362,613	90,639
"JI", Series 3414, Interest Only, 4.5%, 3/15/2022		478,015	9,340
"XS", Series 2470, Interest Only, 6.848%**, 2/15/2031		1,156,721	234,995
"LA", Series 1343, 8.0%, 8/15/2022		69,043	78,405
"PK", Series 1751, 8.0%, 9/15/2024		244,554	280,588
Federal National Mortgage Association:
"21", Series 343, Interest Only, 4.0%, 9/1/2018		523,592	31,792
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023		292,007	3,965
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		373,532	9,139
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		209,051	13,988
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024		176,262	5,263
"27", Series 351, Interest Only, 5.0%, 4/1/2019		401,294	29,604
"2", Series 350, Interest Only, 5.5%, 3/1/2034		344,358	64,567
First Horizon Mortgage Pass-Through Trust, "1A17", Series 2003-7, Principal Only, Zero Coupon, 9/25/2033		463,735	381,716
Government National Mortgage Association:
"CI", Series 2009-29, Interest Only, 4.5%, 4/20/2034		39,450	220
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038		380,449	40,016
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038		1,695,978	149,210
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		1,088,364	242,129
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		54,191	54,813
MASTR Asset Securitization Trust, "8A4", Series 2003-4, 4.75%, 5/25/2018		52,195	52,823
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.132%*, 12/25/2034		84,034	86,673
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		123,510	128,545
"A6", Series 2002-QS19, 5.125%, 12/25/2032		14,788	14,769
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032		308,720	321,276
Structured Agency Credit Risk Debt Notes, "M1", Series 2013-DN1, 3.554%*, 7/25/2023		2,687,552	2,821,736
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.397%*, 5/25/2035		176,046	175,793
"2A3", Series 2003-S6, 4.75%, 7/25/2018		96,924	99,665
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		122,396	124,601
Total Collateralized Mortgage Obligations (Cost $7,789,392)			7,621,624

Government & Agency Obligations 12.6%
Other Government Related (d) 4.4%
AK Transneft OJSC, 144A, 8.7%, 8/7/2018		2,000,000	2,300,000
Alfa Bank OJSC, 144A, 7.875%, 9/25/2017		2,000,000	2,067,500
Banco Continental SA, 144A, 5.75%, 1/18/2017		3,500,000	3,797,500
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		2,500,000	2,506,250
Bank of Moscow, 144A, 6.699%, 3/11/2015		2,000,000	2,021,100
Bank of Moscow OJSC, 6.02%, 5/10/2017		1,500,000	1,440,000
Eksportfinans ASA, 3.0%, 11/17/2014		500,000	503,000
Gazprom OAO, 144A, 8.146%, 4/11/2018		3,000,000	3,307,500
Novolipetsk Steel OJSC, 144A, 4.45%, 2/19/2018		2,000,000	1,905,736
Russian Railways, 5.739%, 4/3/2017		2,000,000	2,060,000
Sberbank of Russia, 144A, 4.95%, 2/7/2017		3,000,000	3,000,000
Vnesheconombank, 144A, 5.375%, 2/13/2017		3,000,000	2,970,000
VTB Bank OJSC, 144A, 6.875%, 5/29/2018		2,000,000	2,000,000
			29,878,586
Sovereign Bonds 3.5%
Banco Nacional de Desenvolvimento Economico e Social, 144A, 6.5%, 6/10/2019		1,000,000	1,120,000
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,600,000	2,531,750
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		620,000	651,616
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018		2,000,000	1,845,000
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018		2,000,000	2,050,000
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,300,000	1,305,434
Republic of Croatia:
REG S, 144A, 6.25%, 4/27/2017		2,000,000	2,147,500
144A, 6.75%, 11/5/2019		2,000,000	2,192,500
Republic of Ghana, 144A, 8.5%, 10/4/2017		2,000,000	2,037,500
Republic of Hungary, 4.125%, 2/19/2018		2,000,000	2,060,000
Republic of Slovenia, 144A, 4.75%, 5/10/2018		3,200,000	3,388,000
Republic of South Africa, 6.875%, 5/27/2019		2,000,000	2,315,000
Ukraine Government, 144A, 6.875%, 9/23/2015		300,000	268,500
			23,912,800
U.S. Government Sponsored Agency 0.1%
Federal Home Loan Bank, 1.0%, 6/21/2017		445,000	445,252
U.S. Treasury Obligations 4.6%
U.S. Treasury Bills:
0.04%***, 6/12/2014 (e)		604,000	603,992
0.068%***, 8/14/2014 (e)		614,000	613,951
U.S. Treasury Notes:
0.25%, 2/15/2015		460,000	460,575
0.75%, 3/31/2018		190,000	186,022
0.875%, 1/31/2017		5,000,000	5,014,455
1.0%, 8/31/2016		5,000,000	5,048,830
1.375%, 7/31/2018		20,000,000	19,951,560
			31,879,385
Total Government & Agency Obligations (Cost $87,208,759)			86,116,023

Loan Participations and Assignments 10.5%
Senior Loans*
Academy Ltd., Term Loan, 4.5%, 8/3/2018		977,612	978,898
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.475%, 6/18/2018		857,143	867,643
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019		498,750	500,870
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019		1,578,469	1,577,979
American Rock Salt Holdings LLC, Term Loan, 6.0%, 4/25/2017		496,242	497,095
Answers Corp., Term Loan B, 6.5%, 12/20/2018		493,750	494,984
Arris Group, Inc., Term Loan B, 3.5%, 4/17/2020		840,985	836,431
Asurion LLC, Term Loan B1, 5.0%, 5/24/2019		974,599	976,904
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		814,269	818,487
AWAS Finance Luxembourg S.A.R.L., Term Loan B, 3.5%, 6/10/2016		370,405	370,407
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019		754,286	752,517
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		490,025	493,088
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		746,873	748,431
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		495,000	464,993
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		756,288	757,823
Centerplate, Inc., Term Loan B, 4.75%, 11/13/2019		498,750	500,620
Chrysler Group LLC, Term Loan B, 3.5%, 5/24/2017		972,500	972,763
Clear Channel Communications, Inc., Term Loan B, 3.8%, 1/29/2016		379,133	376,468
ClientLogic Corp., Term Loan, 6.98%, 1/30/2017		500,000	506,875
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan, 5.0%, 4/16/2020		496,250	483,844
Crosby U.S. Acquisition Corp., First Lien Term Loan, 4.0%, 11/23/2020		498,750	497,349
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020		497,500	497,706
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		498,534	499,571
Cunningham Lindsey U.S., Inc., First Lien Term Loan, 5.0%, 12/10/2019		493,750	494,059
Dell, Inc., Term Loan B, 4.5%, 4/29/2020		995,000	994,318
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021		595,374	603,188
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020		496,252	497,803
EMI Music Publishing Ltd., Term Loan B, 3.75%, 6/29/2018		475,548	474,768
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019		500,000	495,625
Entravision Communications Corp., Term Loan, 3.5%, 5/29/2020		484,167	478,516
Equipower Resources Holdings LLC, Term Loan C, 4.25%, 12/31/2019		992,502	993,748
Essential Power LLC, Term Loan B, 3.984%, 8/8/2019		1,102,172	1,106,305
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019		497,500	499,159
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		492,516	486,566
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020		750,000	776,017
First Data Corp., Term Loan B, 4.152%, 3/23/2018		500,000	500,105
Focus Brands, Inc., Term Loan, 4.25%, 2/21/2018		391,692	392,429
FTS International, Inc., Term Loan, 5.75%, 4/9/2021		250,000	251,563
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/2020		433,116	431,762
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020		346,500	347,799
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019		983,738	943,606
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020		498,750	495,945
Grocery Outlet, Inc., Term Loan B1, 5.5%, 12/10/2018		495,368	497,225
Grosvenor Capital Management Holdings LLP, Term Loan B, 3.75%, 1/4/2021		498,750	495,947
Hub International Ltd., Term Loan B, 4.25%, 10/2/2020		497,500	497,634
Hudson's Bay Co., First Lien Term Loan, 4.75%, 11/4/2020		462,500	467,560
IMG Worldwide, Inc., Term Loan B, 6.5%, 6/16/2016		972,500	975,996
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018		735,521	730,178
Inmar Holdings, Inc., First Lien Term Loan, 4.25%, 1/27/2021		500,000	496,875
ION Media Networks, Inc., Term Loan, 5.0%, 12/18/2020		498,750	503,114
iPayment, Inc., Term Loan B, 6.75%, 5/8/2017		465,194	461,821
IQOR U.S., Inc., Term Loan B, 6.0%, 2/19/2021		484,127	464,157
Istar Financial, Inc., Term Loan, 4.5%, 10/16/2017		363,301	364,573
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		497,500	496,570
JC Penney Corp., Inc., First Lien Term Loan, 6.0%, 5/22/2018		245,003	243,488
JLL/Delta Dutch Newco B.V., Term Loan, 4.25%, 3/11/2021		500,000	493,958
Land's End, Inc., Term Loan B, 4.25%, 4/2/2021		1,000,000	1,000,940
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019		994,950	994,950
Level 3 Financing, Inc., Term Loan B, 4.0%, 1/15/2020		500,000	501,717
Liberty Cablevision of Puerto Rico LLC, Term Loan B, 6.0%, 6/9/2017		486,250	488,195
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 3/31/2021		500,000	493,125
Luxlas Fund LP, Term Loan B, 4.583%, 8/14/2017		693,152	694,019
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/8/2020		992,500	992,187
MCS AMS Sub-Holdings LLC, Term Loan B, 7.0%, 10/15/2019		490,625	478,359
Media General, Inc., Term Delay Draw, Term Loan B, 4.25%, 7/31/2020		480,226	481,427
Mohegan Tribal Gaming Authority, Term Loan A, 4.484%, 11/19/2018		493,750	496,219
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/2020		1,485,000	1,484,257
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020		500,000	520,000
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017		4,113	4,056
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019		496,203	476,354
Norcraft Companies LP, Term Loan, 5.25%, 11/12/2020		249,375	250,934
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019		498,750	501,867
Oxbow Carbon LLC:
Second Lien Term Loan, 8.0%, 1/17/2020		250,000	255,469
Term Loan B, 4.25%, 7/19/2019		243,671	244,432
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.75%, 5/23/2019		744,375	747,788
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020		249,375	250,622
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021		1,000,000	998,330
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020		497,500	498,254
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017		989,770	991,398
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		990,000	982,714
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		500,000	497,250
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018		971,228	971,228
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		497,500	498,017
Reynolds Group Holdings, Inc., Term Loan, 4.0%, 12/1/2018		493,763	494,535
RP Crown Parent LLC, Term Loan, 6.0%, 12/21/2018		496,250	495,985
Sabre, Inc., Term Loan, 4.5%, 2/19/2019		497,500	498,682
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018		1,000,000	1,001,375
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020		500,000	498,907
Sheridan Investment Partners II LP:
Term Loan B, 4.25%, 12/16/2020		837,541	840,816
Term Loan A, 4.25%, 12/16/2020		116,508	116,964
Term Loan M, 4.25%, 12/16/2020		43,451	43,621
Signode Industrial Group U.S., Inc., Term Loan B, 4.0%, 3/21/2021		250,000	248,781
Springer Science+Business Media Deutschland GmbH, Term Loan B2, 5.0%, 8/14/2020		497,500	498,246
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.0%, 4/23/2020		224,821	225,102
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		990,000	992,475
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020		497,487	494,535
Sungard Availability Services Capital, Inc, Term Loan B, 6.0%, 3/25/2019		250,000	249,138
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		990,000	993,712
Tallgrass Operations LLC, Term Loan B, 4.25%, 11/13/2018		765,365	772,541
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		747,530	743,949
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017		873,800	878,169
Toys 'R' Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016		934,474	830,397
Tribune Co., Term Loan, 4.0%, 12/27/2020		498,750	498,750
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018		475,521	474,929
TriNet Group, Inc., Term Loan B1, 3.99%, 8/12/2016		426,071	428,734
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019		1,000,000	993,750
U.S. Finco LLC, First Lien Term Loan, 4.0%, 5/29/2020		496,250	495,476
U.S. Foods, Inc., Term Loan, 4.5%, 3/29/2019		486,325	487,337
U.S. Silica Co., Term Loan B, 4.0%, 7/17/2020		496,250	497,491
UPC Financing Partnership, Term Loan AH, 3.25%, 6/30/2021		1,000,000	993,645
USI, Inc., Term Loan B, 4.25%, 12/27/2019		497,500	497,913
Vantage Specialty Chemicals, Inc., Term Loan B, 4.75%, 2/10/2019		497,471	498,715
Visteon Corp., Term Delay Draw, 3.75%, 5/27/2021		500,000	497,032
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 3/17/2017		246,875	247,286
Wesco Aircraft Hardware Corp., Term Loan B, 3.25%, 2/26/2021		1,000,000	997,190
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 12/23/2020		498,750	502,284
World Kitchen LLC, Term Loan B, 5.5%, 3/4/2019		937,705	945,910
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019		982,505	981,588
Total Loan Participations and Assignments (Cost $71,538,419)			71,674,191

	Shares	Value ($)

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.09% (f) (g) (Cost $22,286,890)	22,286,890	22,286,890

Cash Equivalents 10.5%
Central Cash Management Fund, 0.05% (f)	67,170,998	67,170,998
DWS Variable NAV Money Fund, 0.21% (f)	500,940	5,009,901
Total Cash Equivalents (Cost $72,180,899)		72,180,899

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $702,441,562)†	102.7	704,835,410
Other Assets and Liabilities, Net	(2.7)	(18,389,344)
Net Assets	100.0	686,446,066

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2014.

** These securities are shown at their current rate as of April 30, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $702,442,813. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $2,392,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,031,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,638,546

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2014 amounted to $21,647,259, which is 3.2% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2014	1,285	153,497,266	60,234

At April 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/22/2009 9/20/2014	1,000,000	1	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A–	25,446	(15,948)	41,394

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At April 30, 2014, open interest rate swap contracts were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/14/2014 4/12/2016	100,000,000	2	Fixed — 0.57%	Floating — LIBOR	(130,925)	—	(130,925)
4/14/2014 4/12/2016	100,000,000	3	Fixed — 0.57%	Floating — LIBOR	(130,925)	(3,248)	(127,677)
4/14/2014 4/12/2019	25,000,000	4	Fixed — 1.315%	Floating — LIBOR	503,476	21,577	481,899
4/14/2014 4/12/2019	25,000,000	5	Fixed — 1.315%	Floating — LIBOR	503,476	(19,659)	523,135
Total net unrealized appreciation							746,432

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Goldman Sachs & Co.

3 Barclays Bank PLC

4 Nomura International PLC

5 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

Currency Abbreviations
BRL Brazilian Real USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts and interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$376,979,638	$—	$376,979,638
Mortgage-Backed Securities Pass-Throughs	—	2,996,630	—	2,996,630
Asset-Backed	—	37,247,746	—	37,247,746
Commercial Mortgage-Backed Securities	—	27,731,769	—	27,731,769
Collateralized Mortgage Obligations	—	7,621,624	—	7,621,624
Government & Agency Obligations	—	86,116,023	—	86,116,023
Loan Participations and Assignments	—	71,674,191	—	71,674,191
Short-Term Investments (j)	94,467,789	—	—	94,467,789
Derivatives (k)
Futures Contracts	60,234	—	—	60,234
Credit Default Swap Contracts	—	41,394	—	41,394
Interest Rate Swap Contracts	—	1,005,034	—	1,005,034
Total	$94,528,023	$611,414,049	$—	$705,942,072
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Interest Rate Swap Contracts	$—	$(258,602)	$—	$(258,602)
Total	$—	$(258,602)	$—	$(258,602)

During the period ended April 30, 2014, the amount of transfers between Level 3 and Level 2 was $3,460,386. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and interest rate swap contracts.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $607,973,773) — including $21,647,259 of securities loaned	$610,367,621
Investment in Daily Assets Fund Institutional (cost $22,286,890)*	22,286,890
Investment in affiliated DWS Funds (cost $72,180,899)	72,180,899
Total investments in securities, at value (cost $702,441,562)	704,835,410
Cash	3,761,311
Foreign currency, at value (cost $136,749)	142,715
Deposit from broker on bilateral swap contracts	1,038,000
Receivable for investments sold	1,355,951
Receivable for Fund shares sold	4,727,657
Interest receivable	4,979,402
Unrealized appreciation on bilateral swap contracts	1,046,428
Upfront payments paid on bilateral swap contracts	21,577
Other assets	78,644
Total assets	721,987,095
Liabilities
Payable upon return of securities loaned	22,286,890
Payable for investments purchased	7,694,474
Payable for investments purchased — when-issued securities	645,600
Payable upon return of deposit for bilateral swap contracts	1,038,000
Payable for Fund shares redeemed	2,259,211
Payable for variation margin on futures contracts	391,526
Unrealized depreciation on bilateral swap contracts	258,602
Upfront payments received on bilateral swap contracts	38,855
Distributions payable	215,105
Accrued management fee	221,737
Accrued Trustees' fees	2,185
Other accrued expenses and payables	488,844
Total liabilities	35,541,029
Net assets, at value	$686,446,066

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(76,150)
Net unrealized appreciation (depreciation) on: Investments	2,393,848
Swap contracts	787,826
Futures	60,234
Foreign currency	6,064
Accumulated net realized gain (loss)	(25,156,867)
Paid-in capital	708,431,111
Net assets, at value	$686,446,066
Net Asset Value
Class A Net Asset Value and redemption price per share ($278,541,893 ÷ 30,864,344 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.02
Maximum offering price per share (100 ÷ 97.25 of $9.02)	$9.28
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($823,485 ÷ 91,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($70,780,121 ÷ 7,843,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.02
Class S Net Asset Value, offering and redemption price per share ($253,149,094 ÷ 28,027,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.03
Institutional Class Net Asset Value, offering and redemption price per share ($83,151,473 ÷ 9,202,730 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2014 (Unaudited)
Investment Income
Income: Interest	$9,734,384
Income distributions from affiliated Funds	23,766
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,474
Total income	9,772,624
Expenses: Management fee	1,220,205
Administration fee	307,276
Services to shareholders	356,030
Distribution and service fees	618,819
Custodian fee	53,212
Professional fees	63,888
Reports to shareholders	25,572
Registration fees	63,503
Trustees' fees and expenses	9,214
Other	25,089
Total expenses	2,742,808
Net investment income	7,029,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(125,123)
Swap contracts	25,773
Futures	(2,119,386)
Foreign currency	(6,191)
(2,224,927)
Change in net unrealized appreciation (depreciation) on: Investments	1,376,519
Swap contracts	(326,758)
Unfunded loan commitments	(2,952)
Futures	1,599,169
Foreign currency	3,310
2,649,288
Net gain (loss)	424,361
Net increase (decrease) in net assets resulting from operations	$7,454,177

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations: Net investment income	$7,029,816	$9,009,024
Operations: Net investment income	$7,029,816	$9,009,024
Net realized gain (loss)	(2,224,927)	364,493
Change in net unrealized appreciation (depreciation)	2,649,288	(1,763,710)
Net increase (decrease) in net assets resulting from operations	7,454,177	7,609,807
Distributions to shareholders from: Net investment income: Class A	(2,810,346)	(4,040,351)
Class B	(6,983)	(18,317)
Class C	(488,400)	(813,557)
Class S	(2,813,035)	(3,014,791)
Institutional Class	(897,296)	(1,157,771)
Total distributions	(7,016,060)	(9,044,787)
Fund share transactions: Proceeds from shares sold	284,952,207	510,372,898
Reinvestment of distributions	6,002,962	7,701,754
Payments for shares redeemed	(143,888,032)	(189,323,419)
Net increase (decrease) in net assets from Fund share transactions	147,067,137	328,751,233
Increase (decrease) in net assets	147,505,254	327,316,253
Net assets at beginning of period	538,940,812	211,624,559
Net assets at end of period (including accumulated distributions in excess of net investment income of $76,150 and $89,906, respectively)	$686,446,066	$538,940,812

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/14 (Unaudited)		2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.02		$9.05	$8.89		$9.32		$9.23		$9.00
Income (loss) from investment operations: Net investment incomea	.10		.23	.30		.31		.31		.35
Net realized and unrealized gain (loss)	.00	***	(.03)	.16		(.42)		.09		.23
Total from investment operations	.10		.20	.46		(.11)		.40		.58
Less distributions from: Net investment income	(.10)		(.23)	(.30)		(.31)		(.31)		(.35)
Return of capital	—		—	—		(.01)		—		—
Total distributions	(.10)		(.23)	(.30)		(.32)		(.31)		(.35)
Net asset value, end of period	$9.02		$9.02	$9.05		$8.89		$9.32		$9.23
Total Return (%)b	1.14	**	2.21	5.22	c	(1.36	)c	4.50	c	6.62	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279		223	103		71		106		119
Ratio of expenses before expense reductions (%)	.91	*	.95	1.03		1.17		1.08		1.10
Ratio of expenses after expense reductions (%)	.91	*	.95	.93		.76		.75		.70
Ratio of net investment income (%)	2.27	*	2.47	3.40		3.39		3.28		3.91
Portfolio turnover rate (%)	28	**	39	65		120		101		177
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.03		$9.06		$8.90		$9.33		$9.23		$9.00
Income (loss) from investment operations: Net investment incomea	.06		.15		.23		.24		.24		.28
Net realized and unrealized gain (loss)	.01		(.03)		.15		(.42)		.10		.23
Total from investment operations	.07		.12		.38		(.18)		.34		.51
Less distributions from: Net investment income	(.06)		(.15)		(.22)		(.24)		(.24)		(.28)
Return of capital	—		—		—		(.01)		—		—
Total distributions	(.06)		(.15)		(.22)		(.25)		(.24)		(.28)
Net asset value, end of period	$9.04		$9.03		$9.06		$8.90		$9.33		$9.23
Total Return (%)b	.81	**	1.31	c	4.51	c	(2.09	)c	3.72	c	5.83	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1		2		3		4
Ratio of expenses before expense reductions (%)	1.77	*	1.85		1.86		1.92		1.89		1.89
Ratio of expenses after expense reductions (%)	1.77	*	1.80		1.66		1.51		1.50		1.45
Ratio of net investment income (%)	1.41	*	1.66		2.72		2.64		2.53		3.16
Portfolio turnover rate (%)	28	**	39		65		120		101		177
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/14 (Unaudited)		2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.02		$9.05	$8.88		$9.32		$9.22		$8.99
Income (loss) from investment operations: Net investment incomea	.07		.16	.24		.24		.24		.28
Net realized and unrealized gain (loss)	.00	***	(.03)	.16		(.43)		.10		.23
Total from investment operations	.07		.13	.40		(.19)		.34		.51
Less distributions from: Net investment income	(.07)		(.16)	(.23)		(.24)		(.24)		(.28)
Return of capital	—		—	—		(.01)		—		—
Total distributions	(.07)		(.16)	(.23)		(.25)		(.24)		(.28)
Net asset value, end of period	$9.02		$9.02	$9.05		$8.88		$9.32		$9.22
Total Return (%)b	.75	**	1.52	4.40	c	(2.08	)c	3.73	c	5.85	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71		59	35		34		27		26
Ratio of expenses before expense reductions (%)	1.67	*	1.72	1.81		1.82		1.80		1.81
Ratio of expenses after expense reductions (%)	1.67	*	1.72	1.67		1.51		1.50		1.46
Ratio of net investment income (%)	1.51	*	1.71	2.67		2.64		2.53		3.16
Portfolio turnover rate (%)	28	**	39	65		120		101		177
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.03		$9.06		$8.90		$9.33		$9.24		$9.00
Income (loss) from investment operations: Net investment incomea	.11		.25		.32		.33		.33		.37
Net realized and unrealized gain (loss)	.00	***	(.03)		.16		(.42)		.09		.24
Total from investment operations	.11		.22		.48		(.09)		.42		.61
Less distributions from: Net investment income	(.11)		(.25)		(.32)		(.33)		(.33)		(.37)
Return of capital	—		—		—		(.01)		—		—
Total distributions	(.11)		(.25)		(.32)		(.34)		(.33)		(.37)
Net asset value, end of period	$9.03		$9.03		$9.06		$8.90		$9.33		$9.24
Total Return (%)	1.22	**	2.41	b	5.50	b	(1.09	)b	4.75	b	7.01	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	253		199		42		27		12		7
Ratio of expenses before expense reductions (%)	.73	*	.79		.89		.81		.79		.77
Ratio of expenses after expense reductions (%)	.73	*	.77		.68		.51		.50		.46
Ratio of net investment income (%)	2.45	*	2.63		3.62		3.63		3.53		4.16
Portfolio turnover rate (%)	28	**	39		65		120		101		177
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/14 (Unaudited)		2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.03		$9.06	$8.90		$9.34		$9.24		$9.01
Income (loss) from investment operations: Net investment incomea	.11		.25	.32		.33		.33		.37
Net realized and unrealized gain (loss)	.01		(.03)	.16		(.43)		.10		.23
Total from investment operations	.12		.22	.48		(.10)		.43		.60
Less distributions from: Net investment income	(.11)		(.25)	(.32)		(.33)		(.33)		(.37)
Return of capital	—		—	—		(.01)		—		—
Total distributions	(.11)		(.25)	(.32)		(.34)		(.33)		(.37)
Net asset value, end of period	$9.04		$9.03	$9.06		$8.90		$9.34		$9.24
Total Return (%)	1.37	**	2.43	5.49	b	(1.09	)b	4.76	b	6.90	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83		56	31		20		15		9
Ratio of expenses before expense reductions (%)	.66	*	.73	.80		.78		.76		.76
Ratio of expenses after expense reductions (%)	.66	*	.73	.68		.51		.50		.45
Ratio of net investment income (%)	2.52	*	2.70	3.64		3.63		3.53		4.17
Portfolio turnover rate (%)	28	**	39	65		120		101		177
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Ultra-Short Duration Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $24,470,000, including $23,273,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $1,197,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the Fund invested in interest rate swap contracts with a total notional amount of $250,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in credit default swap contracts sold had a total notional value of $1,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $77,272,000 to $155,003,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)(b)	$1,005,034	$60,234	$1,065,268
Credit Contracts (a)	41,394	—	41,394
	$1,046,428	$60,234	$1,106,662
Each of the above derivatives is located in the following Statement of Assets and Liabilities account:
(a) Unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(258,602)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(2,119,386)	$(2,119,386)
Credit Contracts (a)	25,773	—	25,773
	$25,773	$(2,119,386)	$(2,093,613)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(302,702)	$1,599,169	$1,296,467
Credit Contracts (a)	(24,056)	—	(24,056)
	$(326,758)	$1,599,169	$1,272,411
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

As of April 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$523,135	$—	$(523,135)	$—	$—
JPMorgan Chase Securities, Inc.	41,394	—	—	—	41,394
Nomura International PLC	481,899	—	(481,899)	—	—
	$1,046,428	$—	$(1,005,034)	$—	$41,394

(a) The actual collateral received may be more than the amount shown.
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$127,677	$—	$—	$—	$127,677
Goldman Sachs & Co.	130,925	—	—	—	130,925
	$258,602	$—	$—	$—	$258,602

C. Purchases and Sales of Securities

During the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $270,583,378 and $148,152,619, respectively. Purchases and sales of U.S. Treasury securities aggregated $25,006,055 and $5,009,944, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2013 through January 31, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.13%
Class B	1.88%
Class C	1.88%
Class S	.88%
Institutional Class	.88%

Effective February 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.16%
Class B	1.91%
Class C	1.91%
Class S	.91%
Institutional Class	.91%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2014, the Administration Fee was $307,276, of which $55,993 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2014
Class A	$25,936	$10,183
Class B	404	170
Class C	4,110	1,936
Class S	14,992	4,080
Institutional Class	2,103	612
	$47,545	$16,981

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2014
Class B	$3,715	$548
Class C	242,677	42,835
	$246,392	$43,383

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2014	Annualized Rate
Class A	$290,343	$159,989	.23%
Class B	1,236	640	.25%
Class C	80,848	42,802	.25%
	$372,427	$203,431

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2014 aggregated $12,071.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2014, the CDSC for the Class B and C shares aggregated $710 and $12,209, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2014, DIDI received $24,184 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,304, of which $6,278 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,418.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,380,212	$102,646,597	21,091,144	$190,435,364
Class B	1,641	14,804	54,942	492,366
Class C	2,492,059	22,471,871	4,755,731	42,977,594
Class S	12,652,264	114,174,616	24,918,080	225,265,118
Institutional Class	5,053,397	45,644,319	5,667,086	51,202,456
		$284,952,207		$510,372,898
Shares issued to shareholders in reinvestment of distributions
Class A	292,392	$2,637,069	420,981	$3,797,955
Class B	711	6,421	1,792	16,211
Class C	45,400	409,456	74,212	669,440
Class S	231,525	2,090,424	237,310	2,140,202
Institutional Class	95,204	859,592	119,296	1,077,946
		$6,002,962		$7,701,754
Shares redeemed
Class A	(5,572,868)	$(50,260,927)	(8,090,787)	$(72,939,345)
Class B	(41,502)	(374,712)	(87,532)	(792,464)
Class C	(1,233,422)	(11,125,055)	(2,197,261)	(19,808,739)
Class S	(6,956,948)	(62,794,935)	(7,653,707)	(69,066,309)
Institutional Class	(2,141,624)	(19,332,403)	(2,962,164)	(26,716,562)
		$(143,888,032)		$(189,323,419)
Net increase (decrease)
Class A	6,099,736	$55,022,739	13,421,338	$121,293,974
Class B	(39,150)	(353,487)	(30,798)	(283,887)
Class C	1,304,037	11,756,272	2,632,682	23,838,295
Class S	5,926,841	53,470,105	17,501,683	158,339,011
Institutional Class	3,006,977	27,171,508	2,824,218	25,563,840
		$147,067,137		$328,751,233

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated DWS Funds during the six months ended April 30, 2014 is as follows:
Affiliate	Value ($) at 10/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 4/30/2014
DWS Variable NAV Money Fund	5,004,498	5,403	—	—	5,254	5,009,901
Central Cash Management Fund	43,777,866	193,698,374	170,305,242	—	18,512	67,170,998
Total	48,782,364	193,703,777	170,305,242	—	23,766	72,180,899

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Ultra-Short Duration Fund will be renamed Deutsche Ultra-Short Duration Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2013 to April 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,011.40	$1,008.10	$1,007.50	$1,012.20	$1,013.70
Expenses Paid per $1,000*	$4.54	$8.81	$8.31	$3.64	$3.30
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,020.28	$1,016.02	$1,016.51	$1,021.17	$1,021.52
Expenses Paid per $1,000*	$4.56	$8.85	$8.35	$3.66	$3.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Ultra-Short Duration Fund	.91%	1.77%	1.67%	.73%	.66%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Ultra-Short Duration Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DUSDF-3
R-027579-3 6/14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Ultra-Short Duration Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2014